UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report (Date of Earliest Event Reported): September 11, 2014

Hanger, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10670	84-0904275
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10910 Domain Drive, Suite 300

Austin, Texas 78758

(Address of principal executive offices (zip code))

(512) 777-3800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Item 8.01                                           Other Events.

On September 11, 2014, Hanger, Inc. (the “Company”) announced that Thomas Kiraly, former Executive Vice President, Chief Financial Officer and Treasurer of Sheridan Healthcare, will join the Company as an Executive Vice President, effective October 1, 2014, and will become Chief Financial Officer and principal financial officer of the Company during the fourth quarter 2014.  Mr. Kiraly will work closely with George McHenry, the Company’s current Chief Financial Officer, until Mr. Kiraly assumes the role of Chief Financial Officer later this year.  As previously announced, Mr. McHenry will retire on December 31, 2014.

Also on September 11, 2014, the Company issued a press release announcing the appointment of Mr. Kiraly as Executive Vice President of the Company, which press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.             Financial Statements and Exhibits.

(d) The following exhibits are being filed with this Current Report on Form 8-K:

99.1                        Press release of Hanger, Inc. issued on September 11, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANGER, INC.

By:	/s/ Thomas E. Hartman
Thomas E. Hartman
Vice President and General Counsel

Dated:  September 11, 2014

HANGER, INC.

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description

99.1	Press release of Hanger, Inc. issued on September 11, 2014.